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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K for the year ended
December 31, 1995 into Mobile Telecommunication Technologies Corp.'s previously filed Registration Statements on Form S-8, File Nos. 33-31617, 33-42494, 33-55722, 33-62032 and 33-64853.



Jackson, Mississippi
April 1, 1996